January 24, 2013

Filing Desk

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

RE:       Form N-14 for the Calvert VP SRI Strategic Portfolio, a series of Calvert Variable Series, Inc.  (File No. 333-185528)

Ms. Roberts:

In response to our conversation on Thursday, January 3, 2013, I have filed Pre‑Effective Amendment No. 3 to the Form N-14 for the reorganization of the Calvert VP SRI Strategic Portfolio into the Calvert VP S&P 500 Index Portfolio Capitalized terms used in this letter have the meaning assigned thereto in the draft Prospectus/Proxy Statement filed as Pre-Effective Amendment No. 2 to the Form N‑14 on December 21, 2012.

The revised documents include the following revisions in response to your comments:

(i)              the net assets of each Portfolio as of January 22, 2013 under “Synopsis—Overview of Portfolios Subject to the Reorganization”, indicating that Strategic Portfolio’s net assets are less than 10 percent of Index Portfolio’s net assets as of a date that is within 30 days of the proposed effective date of January 31, 2013;

(ii)            an estimate of the cost to reposition the portfolio under “Synopsis—Investment Objectives and Principal Investment Strategies—Sale of Merging Portfolio Securities”, which estimate is also included in the capitalization table under “Information About the Reorganization—Capitalization” as a reduction of the net assets of the Combined Portfolio;

(iii)           corrected information in the Annual Fund Operating Expenses table under “Expense Comparison” showing that the “Other Expenses” of the Index Portfolio are expected to decline as a result of the reorganization;

(iv)          a new footnote to the Annual Fund Operating Expenses table under “Expense Comparison” that confirms that the contractual expense limitation for Index Fund (x) will be in effect until April 30, 2014, which is more than one year from the proposed effective date of January 31, 2013, and (y) can only be terminated by the Board of Directors of the Portfolio;

(v)            additional information relating to the expenses of the reorganization under “Information About the Reorganization—Reorganization Expenses and Fees” in the Prospectus/Proxy Statement and under “Cost of Reorganization” in the Reorganization SAI, including a breakout of the reorganization expenses by Portfolio;

(vi)          corrected information in the capitalization table under “Information About the Reorganization—Capitalization”, which information correlates with the June 30, 2012 financial statements of the Portfolios; and

(vii)         the correction of various typographical errors that you noted.

In addition to the foregoing revisions, I also updated the performance information as of December 31, 2012.  I also made various additional non-material changes and updated certain information.

This filing also includes the executed legal opinions and auditor consents.

On behalf of Registrants, I acknowledge that:

Calvert Variable Products, Inc. is responsible for the adequacy and accuracy of the disclosure in its filings;

Staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and

Calvert Variable Products, Inc. may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

As always, please feel free to contact me at 301-657-7044 with any questions or comments about this filing.

            Very truly yours,

            /s/ Andrew K. Niebler

            Andrew Niebler

            Associate General Counsel

            Calvert Investments, Inc.